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                                                                   EXHIBIT 10.15

              SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT


                                  by and among



                           Brigham Exploration Company


                                       and

                       GAP Coinvestment Partners II, L.P.,
                Special Situations Private Equity Fund, L.P. and
                            Aspect Resources, L.L.C.




                                February 22, 2000









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              SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

                                    RECITALS:

         (a) This SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of February 22, 2000, by and among GAP Coinvestment Partners II, L.P., Special Situations Private Equity Fund, L.P., and Aspect Resources, L.L.C. (each individually, a "Buyer," and collectively, the "Buyers") and Brigham Exploration Company, a Delaware corporation (the "Company"); and

         (b) The Company desires to issue to Buyers, and Buyers desire to purchase, shares of the Company's common stock, par value $.01 per share and warrants affording the right to purchase shares of the Company's common stock.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and Buyers hereby agree as follows:

                                   ARTICLE I.

                            TERMS OF THE TRANSACTION

         1.1 Agreement to Issue Shares. Within five (5) business days of Closing, and on the terms and subject to the conditions set forth in this Agreement, the Company shall have issued to each Buyer, and each Buyer (severally) shall purchase and accept from the Company, the number of shares of common stock of the Company (the "Common Stock") as set forth beside its name on
Schedule I (as issued to all Buyers, collectively, the "Shares"); provided, however, that in the case of Aspect and Special Situations, the Company shall issue each such Buyer's shares concurrent with its delivery of such Buyer's share of the Purchase Price to the Company, which shall occur within thirty (30) days after Closing.

         1.2 Agreement to Issue Warrants . Within five (5) business days of Closing, and on the terms and subject to the conditions set forth in this Agreement, the Company shall issue and deliver to each Buyer the number of warrants to purchase common stock of the Company as set forth beside its name on
Schedule I hereto (as issued to all Buyers, collectively, the "Warrants"); provided, however, that in the case of Aspect and Special Situations, the Company shall issue such Buyer's warrants concurrent with such Buyer's delivery of its share of the Purchase Price to the Company, which shall occur within thirty (30) days after Closing.

         1.3 Purchase Price and Payment. In consideration of the sale of the Shares and the Warrants, contemporaneously with its receipt of its portion of the Shares and Warrants, each Buyer shall pay to the Company, the purchase price set forth beside its name on Schedule I, the aggregate of which shall be the "Purchase Price", the Purchase Price per Share (the "Issuance Price") was determined by reference to the greater of (a) $2.05, and (b) the minimum Average Price per Share necessary to prevent triggering antidilution provisions in any agreement in existence as of the date hereof. Each Buyer shall pay its portion of the Purchase Price to the Company in immediately available funds by confirmed wire transfer to a bank account to be designated by the Company. Special Situations and Aspect shall have a period of thirty (30) days after the Closing Date to fund their respective allocable



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shares of the Purchase Price; if Aspect fails to so timely fund its share of the
Purchase Price, Special Situations shall have no obligation to do so and this Agreement shall automatically, unless Special Situations nonetheless voluntarily funds its share of the Purchase Price within such 30-day period, have no further force and effect relative to Special Situations. Nothing in this Section 1.3 or elsewhere in this Agreement shall be construed to change or diminish Aspect's absolute obligation to fund its share of the Purchase Price within 30 days after the Closing Date.

         1.4 Limitations. The rights and interests afforded Buyers hereunder and/or under the Warrant Certificate are subject to any pre-existing rights of the Company's common stock, option and warrant holders.

                                   ARTICLE II.

                                     CLOSING

         The closing of the transactions contemplated hereby (the "Closing") shall take place (i) at the offices of Brigham Exploration Company, 6300 Bridge Point Parkway, Building 2, Suite 500, Austin, Texas, 78730, at 10:00 a.m., local time, on February 22, 2000, or (ii) at such other time or place or on such other date as the parties hereto shall agree. The date on which the Closing is required to take place is herein referred to as the "Closing Date." All Closing transactions shall, except as provided otherwise herein, be deemed to have occurred simultaneously.

                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Buyers that:

         3.1 Corporate Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve the Company are pending or, to the best knowledge of the Company, threatened.

         3.2 Qualification. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each of the jurisdictions in which such qualification or licensing is required for the conduct of its business.

         3.3 Charter and Bylaws. Neither the Company nor any Subsidiary is in violation of any provision of its charter or bylaws, other than violations which, individually or in the aggregate, do not and will not have a Material Adverse Effect on the Company.

         3.4 Capitalization of the Company. The authorized capital stock of the Company consists of (a) 30,000,000 shares of common stock and, after giving effect to the transactions contemplated herein and all other issuances of capital stock of the Company on or prior to the date hereof, 16,712,908 shares of common stock will be issued and outstanding and 731,707 shares will be



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reserved for future issuance pursuant hereto, and (b) 10,000,000 shares of preferred stock, none of which are presently outstanding. Schedule III sets forth a description of the outstanding capital stock of the Company, including options and warrants.

         3.5 Authority Relative to This Agreement. The Company has full corporate power and corporate authority to execute, deliver, and perform this Agreement and the Ancillary Documents (as hereinafter defined) to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by the Company of this Agreement and the Ancillary Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and constitutes, and each Ancillary Document executed or to be executed by the Company has been, or when executed will be, duly executed and delivered by the Company and constitute, or when executed and delivered will constitute, valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

         3.6 Shares and Warrants. The Shares to be issued by the Company within five (5) business days of Closing or, in the case of Special Situations and Aspect, within thirty (30) days after Closing, and the Shares issuable upon exercise of the Warrants (the "Warrant Shares") have been duly authorized for such issuance. When issued and delivered by the Company in accordance with the provisions of this Agreement, the Shares, the Warrants and the Warrant Shares will be validly issued, fully paid, and nonassessable. The issuance of the Shares, the Warrants and the Warrant Shares pursuant to this Agreement is not subject to any preemptive or similar rights.

         3.7 Approvals. Except for registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and/or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, there, no authorizations, approvals or consents of, and no filings or registrations with, any governmental authority are necessary for the execution, delivery or performance by the Company of this Agreement or for the validity or enforceability thereof.

         3.8 Disclosure. No representation or warranty made by the Company in this Agreement, and no statement of the Company contained in (a) any document filed by the Company with the Commission pursuant to the Company's reporting obligations under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (b) any document, certificate, or other writing furnished or to be furnished by the Company pursuant hereto or in connection herewith, contains or will contain, at the time of delivery, any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading. The Company knows of no matter (other than matters of a general character not relating solely to the Company or any subsidiary in any specific manner) which has not been disclosed to Buyer pursuant to this Agreement which has or, so far as the Company can now reasonably foresee, will have a Material Adverse Effect. The Company has complied in all material respects with its obligations under the Securities Act and the Exchange Act.




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         3.9 Representations and Warranties on Closing Date. The representations and warranties made in this Article III will be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date, except that any such representations and warranties which expressly relate only to an earlier date shall be true and correct on the Closing Date as of such earlier date.

                                   ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES OF BUYERS

         Each Buyer, only with respect to itself, represents and warrants to the Company that:

         4.1 Organization and Formation. Each corporate Buyer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted. Each partnership Buyer is duly formed and is in good standing (as applicable) under the laws of the jurisdiction of its formation. No actions or proceedings to dissolve any Buyer are pending or, to the best knowledge of Buyers, threatened.

         4.2 Authority Relative to This Agreement. Each Buyer has full power and authority to execute, deliver, and perform this Agreement and the Ancillary Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Buyers of this Agreement and the Ancillary Documents to which they are parties, and the consummation by them of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or partnership action, as applicable, of Buyers. This Agreement has been duly executed and delivered by Buyers and constitutes, and each Ancillary Document executed or to be executed by Buyers has been, or when executed will be, duly executed and delivered by each Buyer and constitute, or when executed and delivered will constitute, valid and legally binding obligations of each Buyer, enforceable against each Buyer in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

         4.3 Financing. Each Buyer has, and at the Closing will have, such funds as are necessary for the consummation by it of the transactions contemplated hereby.

         4.4 Disclosure of Information. Buyers represent that they have had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operation, and financial condition and the terms and conditions of the issuance of the Shares. Each Buyer further represents that it has access to all filings duly made by the Company with the Securities and Exchange Commission.

         4.5 Investment Experience. Each Buyer acknowledges that it can bear the economic risk of




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its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares.

         4.6 Restricted Securities. Each Buyer understands that the Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, each Buyer represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Appropriate stop transfer instructions may be issued to the transfer agent for securities of the Company (or a notation may be made in the appropriate records of the Company) in connection with the Shares.

         4.7 Accredited Investor; Investment Intent. Each Buyer is an accredited investor as defined in Regulation D under the Securities Act. Each Buyer is acquiring its portion of the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in compliance with applicable federal and state securities laws.

         4.8 Representations and Warranties on Closing Date. The representations and warranties made in this Article IV will be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date, except that any such representations and warranties which expressly relate only to an earlier date shall be true and correct on the Closing Date as of such earlier date.

                                   ARTICLE V.

                              ADDITIONAL AGREEMENTS

         5.1 Reasonable Best Efforts. Each party hereto agrees that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper, or advisable under Applicable Laws to consummate the transactions contemplated by this Agreement, including, without limitation,
(i) cooperation in determining whether any consents, approvals, orders, authorizations, waivers, declarations, filings, or registrations of or with any Governmental Entity or third party are required in connection with the consummation of the transactions contemplated hereby; (ii) reasonable best efforts to obtain any such consents, approvals, orders, authorizations, and waivers and to effect any such declarations, filings, and registrations; (iii) reasonable best efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby; (iv) reasonable best efforts to defend, and cooperation in defending, all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby; and (v) the execution of any additional instruments necessary to consummate the transactions contemplated hereby.




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         5.2 Public Announcements. Except as may be required by Applicable Law or this Section 5.2, no Buyer shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other parties (which consent shall not be unreasonably withheld). The Company shall prepare and issue any press release or public statement required by Applicable Law.

         5.3 Notice of Litigation. Until the Closing, (i) Buyers, upon learning of the same, shall promptly notify the Company of any Proceeding which is commenced or threatened against a Buyer and which affects this Agreement or the transactions contemplated hereby and (ii) the Company, upon learning of the same, shall promptly notify Buyers of any Proceeding which is commenced or threatened against the Company and which affects this Agreement or the transactions contemplated hereby and any Proceeding which is commenced or threatened against the Company or any Subsidiary.

         5.4 Fees and Expenses. The Company shall be responsible for the payment of all of the Company's fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby and, except as expressly provided otherwise in Section 9.7 hereof, the Buyers shall be responsible for the payment of all the Buyers' fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

         5.5 Transfer Taxes. All sales, transfer, filing, recordation, registration, stamp, and similar Taxes and fees arising from or associated with the sale and transfer of the Shares as contemplated hereunder shall be borne by the Buyers.

         5.6 Survival of Covenants. Except for any covenant or agreement, which by its terms expressly terminates as of a specific date or event, the covenants and agreements of the parties hereto contained in this Agreement shall survive the Closing without contractual limitation.

                                   ARTICLE VI.

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

         The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         6.1 Representations and Warranties True. All the representations and warranties of Buyers contained in this Agreement, and in any agreement, instrument, or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects as of the date made and (having been deemed to have been made again on and as of the Closing Date in the same language) shall be true and correct in all material respects on and as of the Closing Date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such specified date.




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         6.2 Covenants and Agreements Performed. Buyers shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

         6.3 Legal Proceedings. No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

         6.4 Consents.

         (a) There shall have been obtained any and all material permits, consents, and approvals of Governmental Entities that reasonably may be deemed necessary so that the consummation of the transactions contemplated hereby will be in compliance with Applicable Law, the failure to comply with which would have a Material Adverse Effect on the Company.

         (b) All consents and approvals of private persons, (i) the granting of which is necessary for the consummation of the transactions contemplated hereby and (ii) the non-receipt of which would have a Material Adverse Effect on the Company, shall have been obtained.

                                   ARTICLE VII

                       CONDITIONS TO OBLIGATIONS OF BUYERS

         The obligations of Buyers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         7.1 Representations and Warranties True. All the representations and warranties of the Company contained in this Agreement, and in any agreement, instrument, or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects (except for such representations and warranties that are limited by materiality, in which case they shall be true and correct in all respects) as of the date made and (having been deemed to have been made again on and as of the Closing Date in the same language) shall be true and correct in all material respects on and as of the Closing Date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such specified date.

         7.2 Covenants and Agreements Performed. The Company shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         7.3 Legal Proceedings. No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.




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         7.4 Ancillary Documents. Buyers shall have received the certificates, instruments, and documents listed below (the "Ancillary Documents"):

                  (a) In accordance with the denominations designated in
         Schedule I, stock certificates in definitive form and duly executed on behalf of the Company, representing the portion of the Shares registered in the name of each Buyer.

                  (b) In accordance with the denominations designed in Schedule I, Warrant Certificates in substantially the form attached hereto as
         Schedule II.

                  (c) A copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery, and performance by the Company of this Agreement, certified by the secretary or an assistant secretary of the Company.

                  (d) Such other certificates, instruments, and documents as may be reasonably requested by Buyers to carry out the intent and purposes of this Agreement.

         7.5 Special Conditions Precedent. As a precondition to the obligations of Buyers, (a) the Company shall have entered, or shall have caused Brigham Oil & Gas, L.P. ("BOG") to enter, into an Amended and Restated Credit Agreement with its senior lenders affording the Company and/or BOG additional availability up to, but not exceeding total availability of $15,000,000, and (b) the total Purchase Price for all shares issued to the Buyers hereunder equals or exceeds $4,500,000.

                                  ARTICLE VIII.

                       TERMINATION, AMENDMENT, AND WAIVER

         8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing in the following manner:

               (a)  by mutual written consent of the Company and Buyers; or

               (b)  by either the Company or Buyers, if:

                    (i) the Closing shall not have occurred on or before February 23, 2000, unless such failure to close shall be due to a breach of this Agreement by the party seeking to terminate this Agreement pursuant to this clause (i); or

                    (ii) there shall be any statute, rule, or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or a Governmental Entity shall have issued an order, decree, or ruling or taken any other action permanently restraining, enjoining, or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling, or other action shall have become final and nonappealable; or

               (c) by the Company, if (i) any of the representations and warranties of Buyers



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                    contained in this Agreement shall not be true and correct in any respect which is material to Buyers or the ability of Buyers to consummate the transactions contemplated hereby, or (ii) Buyers shall have failed to fulfill in any material respect any of their obligations under this Agreement, and, in the case of each of clauses (i) and (ii), such misrepresentation, breach of warranty, or failure (provided it can be cured) has not been cured within ten days after written notice thereof from the Company to Buyers; or

               (d) by Buyers, if (i) any of the representations and warranties of the Company contained in this Agreement shall not be true and correct in any respect which is material to the Company and the Subsidiaries considered as a whole or the ability of the Company to consummate the transactions contemplated hereby, or (ii) the Company shall have failed to fulfill in any material respect any of its obligations under this Agreement, and, in the case of each of clauses (i) and (ii), such misrepresentation, breach of warranty, or failure (provided it can be cured) has not been cured within ten days after written notice thereof from Buyers to the Company.

         8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1 by the Company, on the one hand, or Buyer, on the other, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, except that the agreements contained in this Section and in Sections 5.2, 5.4, and 11.1 shall survive the termination hereof. Nothing contained in this Section shall relieve any party from liability for damages actually incurred as a result of any breach of this Agreement.

         8.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by or on behalf of all the parties hereto.

         8.4 Waiver. The Company, on the one hand, or Buyers, on the other, may:
(i) waive any inaccuracies in the representations and warranties of the other contained herein or in any document, certificate, or writing delivered pursuant hereto, or (ii) waive compliance by the other with any of the other's agreements or fulfillment of any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party. No failure or delay by a party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

         8.5 Remedies Not Exclusive. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The rights and remedies of any party based upon, arising out of, or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant, or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence, or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant, or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.



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                                   ARTICLE IX

              RESTRICTIONS ON TRANSFERABILITY; REGISTRATION RIGHTS

         9.1 Transfers.

         (a) General. The Shares and the Warrants shall not be transferred before satisfaction of the conditions specified in this Article IX, which conditions are intended to reflect the intent of the Company and Buyers and further to ensure compliance with the provisions of the Securities Act and applicable state securities laws. Each Buyer, by entering into this Agreement and accepting the Shares and the Warrants, agrees to be bound by the provisions of this Article IX.

         (b) Restrictive Legend. Except as otherwise provided in this Article IX, each certificate representing Warrants, Shares or Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN A SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF FEBRUARY 22, 2000, BETWEEN BRIGHAM EXPLORATION COMPANY AND THE INITIAL HOLDERS OF SECURITIES NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF BRIGHAM EXPLORATION COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST, AND THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND THEREBY."

         9.2 Registration. The Company shall utilize reasonable best efforts to, within 90 days after the Closing Date, register on a Form S-3 (or Form S-1 or successor form to either) Registration Statement all of the Registrable Securities that are held by any Buyer(s) that, on or before the Closing Date, have elected to have their Registrable Securities so registered. The Company shall use its reasonable best efforts to keep such Registration Statement effective until the twenty-four (24) month anniversary of such Effective Date.

         9.3 Incidental Registration.

         If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "Demanding Security Holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement (i) filed pursuant to demand under the Company's Registration Rights Agreement with Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership, and Enron Capital & Trade Resources Corp., a Delaware corporation, dated August 20, 1998, as amended, or
(ii) on Form S-8 or any similar or successor form or any other registration statement relating to an offering of securities solely to the Company's



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existing security holders or employees) to register the offer and sale of its common stock for cash, it will give written notice to all Buyers at least five
(5) days before the anticipated date of initial filing with the Commission of such Registration Statement, which notice shall set forth the Company's intention to effect such a registration, the class or series and number of equity securities proposed to be registered and the intended method of disposition of the securities proposed to be registered by the Issuer. The notice shall offer to include in such filing all of each Buyer's Registrable Securities.

         Each Buyer desiring to have Registrable Securities registered under this Section 9.3 shall advise the Company in writing within fifteen (15) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such securities. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or the Demanding Security Holder, as the case may be, would materially and adversely affect the distribution of such securities by the Company or such Demanding Security Holders, as the case may be, then all selling security holders (but not the Company or such Demanding Security Holders, as the case may be) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis to the greatest aggregate amount which, in the opinion of such managing underwriter, would not materially and adversely affect the distribution of such securities.

         Nothing in this Section 9.3 shall preclude the Company from discontinuing the registration of its securities being effected on its behalf under this Section 9.3 at any time prior to the effective date of the registration relating thereto. Notwithstanding any provision herein, the rights of the Buyers under this Section 9.3 are subject to the express limitations contained in registration rights agreements (and registration rights provisions in agreements) in effect on the date hereof between the Company and other parties.

         9.4 Requests for Registration. Each Buyer agrees that it will not sell, transfer or otherwise dispose of any Registrable Securities in whole or part, except pursuant to an effective Registration Statement under the Securities Act or an exemption from registration thereunder. Each certificate, if any, evidencing such Registrable Securities issued upon such transfer shall bear the restrictive legend set forth in Section 9.1, and each Warrant Certificate issued upon such transfer shall bear the restrictive legend set forth in Section 9.1 of this Agreement, unless in the opinion of the transferee's or Buyer's reputable counsel delivered to the Company in connection with such transfer, such legend is not required in order to ensure compliance with the Securities Act.

         9.5 Registration Procedures. In its efforts to effect registration of the Registrable Securities pursuant to Section 9.2 or 9.3, above, the Company will, as expeditiously as possible:

         (a) furnish to the selling security holders such number of copies or a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

         (b) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as each holder of such securities shall request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be requited of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

         (c) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Shares; and

         (d) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

         It shall be a condition precedent to the obligation of the company to take any action pursuant to this Article IX in respect of the Registrable Securities which are to be registered at the request of any Buyer that such Buyer shall refurnish to the Company such information regarding the Registrable Securities held by such Buyer and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

         9.6 Rights of Others.

         (a) The Company and any party to any existing agreements with the Company who are entitled to piggy-back registration rights ("Other Holders") with respect to a Registration Statement filed pursuant to Section 9.2 or 9.3 may include securities of the Company in such Registration Statement.

         (b) Notwithstanding any provision herein, the rights of the Buyers under this Article IX are subject to the express limitations contained in registration rights agreements (and registration rights provisions in agreements) in effect on the date hereof between the Company and other parties.

         9.7 Expenses. All registration and filing fees (including those incident to filing with the NASD), incurred in complying with this Article IX (all of such fees shall be collectively referred to herein as "Registration Expenses"), shall be paid by the Company; provided, however, the Company shall not be responsible for any attorneys' fees or discount or commission or cost reimbursement to any underwriter in respect of the securities sold by such Buyer, or any other expenses incurred by Buyers in relation to this Agreement, except as set forth in this Section 9.7.

         9.8 Liquidated Damages. The parties hereto agree that, without limitation of any other remedies that may be available to Buyers, upon the failure of the Company to register the shares of Registrable Securities that are held by Buyers that have elected on or before the Closing Date to have their Registrable Securities registered, within 180 days of the Closing Date, the Buyers that have so elected to have their Registrable Securities registered shall each be entitled to liquidated damages from the Company in an amount equal to 1% per month of the Purchase Price paid by such Buyer, with the total liquidated damages payable by the Company to all Buyers together not to exceed $100,000. The parties agree that the liquidated damages set forth herein are reasonable and not a penalty because of the difficulty of ascertaining the actual damages that would be sustained by the Buyers in the event of such a material breach of this Agreement by the Company.

                                   ARTICLE X.

                                  MISCELLANEOUS

         10.1 Notices. All notices, requests, demands, and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, answer back requested, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

              If to:  GAP Coinvestment Partners II, L.P.
                      c/o General Atlantic Service Corporation
                      3 Pickwick Plaza
                      Greenwich, CT  06830
                      Attention: Mr. Steve Reynolds
                      Telefax:   (203) 622-8818

              with a copy to:
                      Paul, Weiss, Rifkind, Wharton & Garrison
                      1285 Avenue of the Americas
                      New York, NY  10019-6064
                      Attention: Douglas A. Cifu, Esq.
                      Telefax:   (212) 757-3990

              If to:  Special Situations Private Equity Fund
                      153 East 53rd Street
                      New York, NY  10022
                      Attention: Mr. Steven R. Becker
                      Telefax:   (212) 207-6515

              If to:  Aspect Resources, L.L.C.
                      511 16th Street, Suite 300
                      Denver, CO  80202
                      Attention: Mr. Alex Cranberg
                      Telefax:   (303) 573-7340

              If to the Company:

                      Brigham Exploration Company
                      6300 Bridge Point Parkway
                      Building 2, Suite 500
                      Austin, TX  78730
                      Attention: Chief Financial Officer
                      Telefax:   (512) 427-3400

Such notices, requests, demands, and other communications shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or
(iii) if sent by telecopy or facsimile transmission, when the answer back is received.

         10.2 Entire Agreement. This Agreement, together with the Schedules, Exhibits, Annexes, and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         10.3 Binding Effect; Assignment; No Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

         10.4 Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by Applicable Law.

         10.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         10.6 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

         10.7 Consent to Jurisdiction

         (a) The parties hereto hereby irrevocably submit to the jurisdiction of the courts of the State of Texas and the federal courts of the United States of America located in Dallas, Texas, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts.

         (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in subsection (a) above by the mailing of a copy thereof in the manner specified by the provisions of Section 10.1.

         10.8 Liability of Buyers. The liability of each Buyer with respect to the agreements, covenants, representations and warranties of Buyers contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto shall be to the extent such agreements, covenants, representations or warranties applies to himself, herself, or itself and not with respect to any other Buyer.

         10.9 Consent to Certain Stock Issuances. By its execution hereof, each Buyer hereby consents to the issuance of Common Stock upon exercise of warrants and options to purchase Common Stock outstanding as of the date hereof.

         10.10 Loss or Mutilation. Upon receipt by the Company from any Buyer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing Shares and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Buyer or an Affiliate thereof shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, the Company will execute and deliver in lieu hereof or thereof a new stock certificate, of like tenor to such Buyer, provided, in the case of mutilation, no indemnity shall be required if the certificate representing Shares in identifiable form is surrendered to the Company for cancellation.

                                   ARTICLE XI.

                                   DEFINITIONS

         11.1 Certain Defined Terms. As used in this Agreement, each of the following terms has the meaning given it below:

                  "Affiliate" means, with respect to any person, any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person. For the purposes of this definition, "control" when used with respect to any person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Law" means any statute, law, rule, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Entity to which a specified person or property is subject.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Governmental Entity" means any court or tribunal in any jurisdiction (domestic or foreign) or any federal, state, municipal, or other governmental body, agency, authority, department, commission, board, bureau, or instrumentality (domestic or foreign), as well as the New York Stock Exchange, The NASDAQ Stock Market, and any exchange upon which the Common Stock is listed from time to time.

                  "Material Adverse Effect" means any change, development, or effect (individually or in the aggregate) which is, or is reasonably likely to be, materially adverse (i) to the business, assets, results of operations or condition (financial or otherwise) of a party, or (ii) to the ability of a party to perform on a timely basis any material obligation under this Agreement or any agreement, instrument, or document entered into or delivered in connection herewith.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization, or Governmental Entity.

                  "Proceedings" means all proceedings, actions, claims, suits, investigations, and inquiries by or before any arbitrator or Governmental Entity.

                  "Registrable Securities" means the Shares, the Warrant Shares and any shares issued upon exercise of the Warrants.

                  "Securities Act" means the Securities Act of 1933, as amended.

         "Taxes" means any income taxes or similar assessments or any sales, excise, occupation, use, ad valorem, property, production, severance, transportation, employment, payroll, franchise, or other tax imposed by any United States federal, state, or local (or any foreign or provincial) taxing authority, including any interest, penalties, or additions attributable thereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                              THE COMPANY:

                                              BRIGHAM EXPLORATION COMPANY


                                              By:
                                                 -------------------------------
                                                 Name:   Ben M. Brigham
                                                       -------------------------
                                                 Title:  President and CEO
                                                       -------------------------

                                              BUYERS:


                                              GAP COINVESTMENT PARTNERS II, L.P.



                                              By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                       -------------------------

                                              SPECIAL SITUATIONS PRIVATE
                                              EQUITY FUND, L.P.



                                              By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                       -------------------------



                                              ASPECT RESOURCES, L.L.C.
                                              By its Manager, Aspect Management
                                              Corporation


                                              By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                       -------------------------

                                   SCHEDULE I





                                                                                Shares of              Purchase
               Buyers                                       Warrants           Common Stock             Price
              --------                                    -------------        -------------        -------------
GAP Coinvestment Partners II, L.P.                              325,203              975,610        $2,000,000.00
                                                          -------------        -------------        -------------
Special Situations Private Equity Fund, L.P.                    243,902              731,707        $1,500,000.00
                                                          -------------        -------------        -------------
Aspect Resources, L.L.C                                         162,602              487,805        $1,000,000.00
                                                          -------------        -------------        -------------

                        Total                                   731,707            2,195,122        $4,500,000.00
                                                          =============        =============        =============

                                   SCHEDULE II

                               WARRANT CERTIFICATE


Number of Warrants: ____________                                Warrant No. ____

     This Warrant certificate ("Warrant Certificate") certifies that, for value received,

----------------------------------------------------

is the registered holder of the number of warrants (the "Warrants") set forth above. Each Warrant entitles the holder thereof, at any time to time during the Exercise Period, to purchase from the Company one fully paid and nonassessable share of Common Stock at the Exercise Price, subject to adjustment as provided herein. Initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

                  "Common Stock" means the common stock, $.01 per value per share, of the Company and such other class of securities as shall then represent the common equity of the Company.

                  "Company" means Brigham Exploration Company, a Delaware corporation.

                  "Exercise Period" means the period of time between the Closing Date, as defined in the Securities Purchase Agreement and 5:00 p.m. (New York City time) on the Expiration Date.

                  "Exercise Price," subject in all circumstances to adjustment in accordance with Section 2, means 125% of the Issuance Price.

                  "Expiration Date" means February 22, 2003.

                  "IPO" shall mean the initial public offering of securities of the Company consummated on May 24, 1997, pursuant to a registration statement filed under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Issuance Date" means February 22, 2000.

                  "Person" means any individual, corporation, company, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of equity.

                  "Price" means the average of the "high" and "low" prices as reported in The Wall Street Journal's listing for such day (corrected for obvious typographical errors) or if such shares are not reported in such listing, the average of the reported "high" and "low" sales





                                    Sch II-1
         prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average of the closing bid and asked prices reported by the National Quotations Bureau Incorporated, or, in all other cases, the Estimated Private Market Equity Value divided by the number of outstanding shares (on a fully diluted basis using the treasury stock method). The "Average" Price per share for any period shall be determined by dividing the sum of the Prices determined for the individual trading days in such period by the number of trading days in such period.

                  "Publicly Traded" means, with respect to the Common Stock, that such securities are listed for trading on the New York Exchange, Inc., the American Stock Exchange, Inc. or the NASDAQ National Market. The Common Stock shall also be deemed to be Publicly Traded if the Common Stock is included in the NASDAQ SmallCap Market.

                  "Registrable Securities" means the Shares, the Warrant Shares and any shares issued upon exercise of the Warrants.

                  "Securities Purchase Agreement" means the Securities Purchase and Registration Agreement, dated as of February 22, 2000, among the Company and the Buyers.

         1. EXERCISE OF WARRANTS. (a) The Warrants may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by (i) presentation and surrender to the Company at its address set forth in Section 9 of this Warrant Certificate with the Election To Exercise, attached hereto as Exhibit A, duly completed and executed, and (ii) payment of the Exercise Price, by bank draft or cashier's check, for the number of Warrants being exercised. If the holder of this Warrant Certificate at any time exercises less than all the Warrants, the Company shall issue to such a holder a warrant certificate identical in form to this Warrant Certificate, but evidencing a number of Warrants equal to the number of Warrants originally represented and surrender of this Warrant Certificate to the Company at its address set forth in Section 9 and at the request of the holder, the Company will, without expense, at the option of the holder, issue to the holder in substitution for this Warrant Certificate one or more warrant certificates in identical form and for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

                (b) To the extent that the Warrants have not been exercised at or prior to the Expiration Date, such Warrants expire and the rights of the holder shall become void and of no effect.

                (c) In lieu of exercise in accordance with Section 1(a) above, the Warrants represented hereby may be exercised, in whole or in part, by presentation and surrender at the office of the Company specified herein of this Warrant Certificate with the "Alternative Election to Exercise", attached hereto as Exhibit A-1, duly completed and executed. Upon such exercise, the





                                    Sch II-2
holder shall be entitled to receive from the Company, for each share of Common Stock issuable upon exercise of each Warrant being exercised, shares of Common Stock with a value equal to the amount by which either the Price or, in the event that the Common Stock is not Publicly Traded, the Fair Market Value (as defined below) of one share of Common Stock on the date of exercise exceeds the Exercise Price (the "Appreciation Amount"). If the Common Stock is Publicly Traded on the date of exercise of Warrants pursuant to this Section 1(c), the Company shall deliver (or cause its transfer agent to deliver) certificates representing shares of Common Stock issuable upon such exercise within ten business days following the date of exercise. For purposes of this subsection, in the event that the Common Stock is not Publicly Traded, the "Fair Market Value" of the share of Common Stock shall be established by the Board of Directors of the Company in its reasonable discretion. If the Common Stock is not Publicly Traded on the date of exercise of Warrants pursuant to this Section 1(c), such election may be withdrawn by the holder at any time prior to the third business day following the date on which the holder receives notice of the final determination of the Fair Market Value of the share of Common Stock. Unless the holder timely withdraws its exercise, the Company shall deliver (or cause its transfer agent to deliver) certificates representing Common Stock so issuable within 10 business days following the date of determination of the Fair Market Value. In lieu of any fractional shares otherwise issuable upon exercise pursuant hereto, the Company shall pay to the holder cash in an amount equal to the Price, or in the event the Company is not Publicly Traded, the Fair Market Value of such fractional share.

         2. ANTIDILUTION ADJUSTMENTS. The shares of Common Stock purchasable on exercise of the Warrants are shares of Common Stock as constituted as of the Issuance Date. The number and kind of securities purchasable upon the exercise of the Warrants, and the Exercise Price, shall be subject to adjustment from time to time upon the happening of certain events, as follows:

            Mergers, Consolidations and Reclassifications. In case of any reclassification or change of outstanding securities issuable upon exercise of the Warrants at any time after the Issuance Date (other than a change in par value, or from par value to no par value or as a result of a subdivision or combination to which subsection 2(b) applies), or in case of any consolidation or merger of the Company with or into any entity or other person (other than a merger with another entity or other person in which the Company is the surviving corporation and which does not result in any reclassification or change in the securities issuable upon exercise of this Warrant Certificate), the holder of the Warrants shall have, and the Company, or such successor corporation or other entity, shall covenant in the constituent documents effecting any of the foregoing transactions that such holder does have the right to obtain, upon the exercise of the Warrants, in lieu of each share of Common Stock, other securities, money or other property theretofore issuable upon exercise of a Warrant, the kind and amount of shares of stock, other securities, money or other property receivable upon such reclassification, change, consolidation or merger by a holder of the shares of Common Stock, other securities, money or other property issuable upon exercise of a Warrant if the Warrants had been exercised immediately prior to such reclassification, change, consolidation or merger. The constituent documents effecting such reclassification, change, consolidation or merger shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this subsection 2(a). The provisions of this subsection 2(a) shall similarly apply to successive reclassifications, changes, consolidations or mergers.



                                    Sch II-3

            Subdivisions and Combinations. If the Company, at any time after the Issuance Date, shall subdivide its shares of Common Stock into a greater number of shares, the Exercise price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares of Common Stock purchasable upon exercise of the Warrants shall be proportionately increased, as at the effective date of such subdivision, or if the Company shall take a record of holders of its Common Stock for such purpose, as at such record date, whichever is earlier. If the Company, at any time after Issuance Date, shall combine its shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares of Common Stock purchasable upon exercise of the Warrants shall be proportionately reduced, as at the effective date of such combination, or if the Company shall take a record of holders of its Common Stock for purposes of such combination, as at such record date, whichever is earlier.

            Dividends and Distributions. If the Company at any time after the Issuance Date shall declare a dividend on its Common Stock payable in stock or other securities of the Company to the holders of its Common Stock, the holder of this Warrant Certificate shall, without additional cost, be entitled to receive upon any exercise of a Warrant, in addition to the Common Stock to which such holder would otherwise be entitled upon exercise, the number of shares of stock or other securities which such holder would have been entitled to receive if he had been a holder immediately prior to the record date for such dividend (or, if no record date shall have been established, the payment date for such dividend) of the number of shares of Common Stock purchasable on exercise of such Warrant immediately prior to such record date or payment date, as the case may be.

            Certain Issuances of Securities. If the Company at any time after the Issuance Date shall issue any additional shares of Common Stock (otherwise than as provided in paragraphs (a) through (c) of this Section 2) at a price per share less than the average Price per share of Common Stock for the 20 trading days immediately preceding the date of the authorization of such issuance (the "Market Price") by the Board of Directors, then the Exercise Price upon each such issuance shall be adjusted to that price determined by multiplying the Exercise Price by a fraction:

     the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock multiplied by the Market Price, and (2) the consideration, if any, received by the Company upon the issuance of such additional shares of Common Stock, and the denominator of which shall be the Market Price multiplied by the total number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock.

     No adjustments of the Exercise Price shall be made under this paragraph (d) upon the issuance of any additional shares of Common Stock that (w) are issued pursuant to thrift plans, stock purchase plans, stock bonus plans, stock option plans, employee stock ownership plans, incentive or profit sharing arrangements for the benefit of employees ("Employee Benefit Plans") that are approved by the Board of Directors of the Company or its compensation committee and that otherwise would cause an adjustment under this paragraph (d); provided that the aggregate number





                                    Sch II-4
of shares of Common Stock so issued (including the shares issued pursuant to any options, rights or warrants or convertible or exchangeable securities issued under such Employee Benefit Plans containing the right to purchase shares of Common stock) pursuant to Employee Benefit Plans after the closing date of the IPO, as adjusted for any stock splits, stock dividends or subdivisions or combinations of Common Stock prior to the Expiration Date, shall not in the aggregate exceed 10% of the Company's outstanding Common Stock at the time of such issuance; (x) are issued pursuant to any Common Stock Equivalent (as hereinafter defined) (i) if upon the issuance of any such Common Stock Equivalent, any such adjustments shall previously have been made pursuant to paragraph (e) of the Section 2, (ii) if no adjustment was required pursuant to paragraph (e) of this Section 2, or (iii) if such Common Stock Equivalent was issued prior to this Warrant Certificate; or (z) are issued pursuant to a public offering by the Company.

            Common Stock Equivalents. If the Company shall, after the Issuance Date, issue any security or evidence of indebtedness which is convertible into or exchangeable for Common Stock or any ("Convertible Security"), other than pursuant to Employee Benefit Plans (together with Convertible Securities, "Common Stock Equivalent "), or if, after any such issuance, the price per Share for which additional shares of Common Stock may be issuable thereunder is amended, then the Exercise Price upon each such issuance or amendment shall be adjusted as provided in subsection (d) on the basis that (i) the maximum number of additional shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued as of the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (b) the date of actual issuance of such Common Stock Equivalent; and (ii) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent; provided, however, that no adjustment shall be made pursuant to this subsection
(e) unless the consideration received and receivable by the Company per share of Common Stock for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent is less than the Market Price. No adjustment of the Exercise Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Exercise Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

            Miscellaneous. The following provisions shall be applicable to the making of adjustments in the Exercise Price hereinbefore provided in this
Section 2:

               The consideration received by the Company shall be deemed to be the following: (I) to the extent that any additional shares of Common Stock or any Common Stock Equivalent shall be issued for cash consideration, the consideration received by the Company therefor, or, if such additional shares of Common Stock or Common Stock Equivalent are offered by the Company for subscription, the subscription price, or, if such additional shares of Common Stock or Common Stock Equivalent are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation,





                                    Sch II-5
discounts, commissions or expenses paid or incurred by the Company for and in the underwriting of , or otherwise in connection with, the issue thereof; (II) to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors, as evidenced by a certified resolution of the Board of Directors delivered to the holder of this Warrant Certificate setting forth such determination. The consideration for any additional shares of Common Stock issuable pursuant to any Common Stock Equivalent shall be the consideration received by the Company for issuing such Common Stock Equivalent, plus the additional consideration payable to the Company Upon the exercise, conversion or exchange of such Common Stock or Common Stock Equivalent in payment of satisfaction of any dividend upon any class of stock other that Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Common Stock Equivalent (which shall not be deemed to be a dividend payable in, or other distribution of, Common Stock under subsection (c) above) consideration equal to the amount of such dividend so paid or satisfied.

            Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Exercise Price, if any such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding because they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of subsection (d) after the issuance of such Common Stock Equivalent) had the adjustment of the Exercise Price made upon the issuance or sale of such Common Stock Equivalent been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon exercise, conversion or exchange of such Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in subparagraph (i) of this paragraph (f) shall be deemed to have been received by the Company.

            The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or its wholly owned subsidiaries.

            For the purpose of this Section 2, the term "shares of Common Stock" shall mean shares of (i) the class of stock designated as the Common Stock at the date hereof or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no value, or from no par value to par value. If at any time, because of an adjustment pursuant to subsection (a), the Warrants shall entitle the holders to purchase any securities other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 2.




                                    Sch II-6

            Calculation of Exercise Price. The exercise Price in effect from time to time shall be calculated to four decimal places and rounded to the nearest thousandth.

            Notice of Adjustments. Whenever the Exercise Price or the number of shares of Common Stock is required to be adjusted as provided in Section 2, the Company shall forthwith compute the adjusted Exercise Price or the number of shares of Common Stock issuable and shall prepare and mail to the holder hereof a certificate setting forth such adjusted Exercise Price or such number of shares of Common Stock, showing in reasonable detail the facts upon which the adjustment is based.

            Voluntary Reduction. (a) The Company may at its option, but shall not be obligated to, at any time during the term of the Warrants, reduce the then current Exercise Price by any amount selected by the Board of Directors; provided that is the Company elects so to reduce the then current Exercise Price to, such reduction shall be irrevocable during its effective period and remain in effect for a minimum of 30 days following the date of such election, after which time the Company may, at its option, reinstate the Exercise Price in effect prior to such reduction. Whenever the Exercise Price is reduced, the Company shall mail to the holder a notice of the reduction at least 30 days before the date the reduced Exercise Price takes effect, stating the reduced Exercise Price and the period for which such Exercise Price will be in effect.

            The Company may make such decreases in the Exercise Price, in addition to those required or allowed by this Section 4, as shall be determined by it, as evidenced by a certified resolution of the Board of Directors delivered to the holders, to be advisable to avoid or diminish any income tax to the holder resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

     Notices to Warrant Holders. In the event:

            (a) the Company shall authorize any consideration or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or sale of all or substantially all of the assets of the Company, or of any reclassification or change if the Common Stock or other securities issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock (or other securities issuable upon the exercise of the Warrants); or

            (b) the Company shall declare any dividend (or any other distribution) on the Common Stock or any other class of its capital stock ; or

            (c) the Company shall authorize the granting to the holders of Common Stock or any other class of its capital stock of rights or warrants to subscribe for or purchase any shares of any class or series of capital stock or any other securities convertible into or exchangeable for shares of stock; or



                                    Sch II-7

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be sent to the holder hereof, at least 30 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, a written notice stating (x) the date for the determination of the holders of record of shares of Common Stock (or other securities issuable upon the exercise of the Warrants) entitled to receive any such dividends other distribution, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock (or other securities issuable upon the exercise of the Warrants), or (z) the date on which any of the events specified in subsections
(a)-(d) is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock (or securities issuable upon the exercise of the Warrants) shall be entitled to exchange such shares for securities or other property, if any, deliverable upon any such event. Failure to give such notice or any defect therein shall not affect the legality or validity of any such event, or the vote upon any such action.

     6. Reports to Warrant Holders. The Company will cause to be delivered, by first-class mail, postage prepaid, to holder at such holder's address appearing hereon, or such other address as the holder shall specify, a copy of any reports delivered by the Company to the holders of Common Stock.

     7. Covenants of the Company. The Company covenants and agrees that:

        (a) Until the Expiration Date, the Company shall at all times reserve and keep available, out of the aggregate of its authorized but unissued Common Stock (and other securities), for the purpose for enabling it to satisfy any obligation to issue shares of Common Stock (and other securities) upon the exercise of the Warrants, the number of shares of Common Stock (and other securities) issuable upon the exercise of such Warrants.

        (b) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of new warrant certificates on transfer of the Warrants.

        (c) All Common Stock (and other securities) which may be issued upon exercise of the Warrants shall upon issuance be validly issued, fully paid, non-assessable and free from all preemptive rights and all taxes, liens and charges with respect to the issuance thereof, and will not be subject to any restrictions on voting or transfer thereof except as set forth in any stockholders agreement.

        (d) All original issue taxes payable in respect of the issuance of shares of Common Stock to the registered holder hereof upon the exercise of the Warrants shall be borne by the Company; provided, that the Company shall not be required to pay any tax or charge imposed in connection with any transfer involved in the issuance of any certificates representing shares of Common Stock (and other securities) in any name other than that of the registered holder hereof, and in such case the Company shall not be required to issue or deliver any certificate representing shares of Common Stock (and other securities) until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or charge is due.



                                    Sch II-8

            (e) As soon as practicable after the receipt from the holder of this Warrant Certificate of notice of the exercise of a number of warrants sufficient to require a filing under the Hart-Scott- Rodino Antitrust Improvements Act of 1976 and the rules, regulations and formal interpretations thereunder, as amended from time to time (the "HSR Act:), but in any event no later than the 10th business day after receipt of such notice, the Company will (i) prepare and file with Antitrust Division of the Department of Justice (the "DOJ") and the Federal Trade Commission (the "FTC") the Notification and Report Form (accompanied by all documentary attachments contemplated thereby) required by the HSR Act, (ii) upon request of the holder, request early termination of the waiting period imposed by the HSR Act, (iii) coordinate and cooperate with the holder in responding to formal and informal requests for additional information and documentary material from the DOJ and the FTC in connection with such filing, (iv) use its best efforts to take, or cause to be taken, all reasonable action to do, or cause to be done, all things necessary and appropriate to permit the issuance to the holder of the shares of Common Stock issuable upon the exercise of the warrants with respect to which any filing is required under the HSR Act, and (v) reimburse the holder for the entire amount of any filing fee or any other costs and expenses incurred by the holder in connection therewith (including legal fees), or as required to be paid under the HSR Act.

        8. No Rights as Stockholder. The holder of the Warrants shall not, by virtue of holding such Warrants, be entitled to any rights of a stockholder of the Company either at law or in equity, and the rights of the holder of the Warrants are limited to those expressed herein.

        9. Notices. All notices provided for hereunder shall be in writing and may be given by registered or certified mail, return receipt requested, telex, telegram, telecopier, air courier guaranteeing overnight delivery of personal delivery, if to the holder at the following address:


               ------------------------------
               ------------------------------
               ------------------------------
               ------------------------------
               ------------------------------

           and, if to the Company:

               Brigham Exploration Company
               6300 Bridge Point Parkway
               Building 2, Suite 500
               Austin, Texas  78730
               Attention: Chief Financial Officer
               Telecopier: (512) 472-3400

        10. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Texas without principles to conflict of laws.


                                    Sch II-9

        11. Lost, Stolen, Mutilated or Destroyed Warrant Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate, then, in the absence of notice to the Company that such warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a substitute Warrant Certificate of the same tenor and evidencing a like number of Warrants.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed as of February _____, 2000, by the undersigned, thereunto duly authorized.




                                       BRIGHAM EXPLORATION COMPANY



                                       By:
                                          --------------------------------------
                                                Karen E. Lynch
                                                Vice President





                                    Sch II-10

                                    EXHIBIT A

                              ELECTION TO EXERCISE

          [To be executed on exercise of the Warrant evidenced by this Warrant Certificate pursuant to Section 1(a)]


          TO:    Brigham Exploration Company

                  The undersigned, the holder of the Warrants evidenced by the attached Warrant Certificate, hereby irrevocably elects to exercise Warrants, and herewith makes payment of_____________________ delivered to _____________________________, whose address is _______________________________.

                  The undersigned hereby directs payment of the Exercise Price to be made by application of [specify Notes/Warrant Shares/cash].

          Dated:
                -------------------

                                      Name of Registered Holder:
                                                                ----------------
                                      Signature:
                                                --------------------------------
                                      Title:
                                            ------------------------------------
                                      Address:
                                              ----------------------------------


         Notice: The above signature(s) must correspond with the name as written on the face of the Warrant Certificate in every detail, without alteration or enlargement or any change whatsoever.





                                    Sch II-11

                                   EXHIBIT A-1

                              ELECTION TO EXERCISE

          [To be executed on exercise of the Warrant evidenced by this Warrant Certificate pursuant to Section 1(c)]

          TO:    Brigham Exploration Company

                  The undersigned, the holder of the Warrants evidenced by the attached Warrant Certificate, hereby elects to exercise _____________ Warrants.

[ ] The undersigned elects to receive shares of Common Stock of the Company in an amount equal to the Appreciation Amount (as defined in the Warrant), in accordance with Section 1(c) of the Warrant, and requests that the securities issuable hereunder be issued in the name of _________________ whose address is ________________________________.

         Dated:
               --------------------

                                      Name of Registered Holder:
                                                                ----------------
                                      Signature:
                                                --------------------------------
                                      Title:
                                            ------------------------------------
                                      Address:
                                              ----------------------------------



         Notice: The above signature(s) must correspond with the name as written on the face of the Warrant Certificate in every detail, without alteration or enlargement or any change whatsoever.



                                    Sch II-12

                                  SCHEDULE III*


SHARES OF                             STOCK OPTIONS OUTSTANDING
COMMON                 ----------------------------------------------------        WARRANTS **
STOCK OUTSTANDING         VESTED             UNVESTED             TOTAL            OUTSTANDING
-----------------      ------------        ------------        ------------        ------------
14,517,786                  360,671           1,485,390           1,846,061           2,000,000


*As of February 16, 2000.


** 1. These outstanding warrants do not include up to 5,416,667 warrants that may be issued, under certain circumstances, to Shell Capital, Inc. under that certain Equity Conversion Agreement dated as of February 17, 2000, between the Company and Shell Capital, Inc.

** 2. Of the 2,000,000 warrants outstanding as reflected in the table above, the exercise price of 1,000,000 warrants was repriced on February 17, 2000, from $2.25 per share to $2.02 per share, and the exercise price of the remaining 1,000,000 warrants will be repriced from $3.50 per share to the average closing market price of Brigham Common Stock for the 20 trading days subsequent to February 22, 2000.




                                    Sch III-1